EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AS OF DECEMBER 31, 2015 AND
FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Throughout this report, when we use the terms "we," "us," "our," "SMLP," or "the Partnership" we are referring to Summit Midstream Partners, LP, the partnership itself or to Summit Midstream Partners, LP and its subsidiaries collectively as the context requires.
We are managed and operated by the board of directors and executive officers of Summit Midstream GP, LLC (the "general partner"). Summit Midstream Partners, LLC ("Summit Investments"), as the ultimate owner of our general partner, controls us and has the right to appoint the entire board of directors of our general partner, including our independent directors.
On March 3, 2016, we acquired substantially all of (i) the issued and outstanding membership interests of Summit Midstream Utica, LLC ("Summit Utica"), Meadowlark Midstream Company, LLC (“Meadowlark Midstream”) and Tioga Midstream, LLC ("Tioga Midstream, and collectively with Summit Utica and Meadowlark Midstream, the "Contributed Entities"), each limited liability companies and indirect wholly owned subsidiaries of Summit Midstream Partners Holdings, LLC ("SMP Holdings") and (ii) SMP Holdings’ 40% ownership interest in each of Ohio Gathering Company, L.L.C. ("Ohio Gathering") and Ohio Condensate Company, L.L.C. ("Ohio Condensate" and collectively with Ohio Gathering and the Contributed Entities, the “2016 Drop Down Assets”)(the “2016 Drop Down”). Because we acquired the 2016 Drop Down Assets from a subsidiary of Summit Investments, the 2016 Drop Down was deemed a transaction among entities under common control.
Set forth below are our unaudited pro forma condensed combined financial statements as of December 31, 2015 and for the years ended December 31, 2015, 2014 and 2013 which reflect the net impact of the 2016 Drop Down.
Due to common control, the 2016 Drop Down has been accounted for on an “as-if pooled” basis for all periods during which common control existed. The periods in which common control began were:

•	February 2013, the date the Meadowlark Midstream assets were acquired by Summit Investments;

•	April 2014, the date of Tioga Midstream's formation by Summit Investments;

•	October 2014, the date of Summit Utica's formation by Summit Investments; and

•	January 2014, the date of Summit Investments' initial investment in Ohio Gathering and Ohio Condensate.
The unaudited pro forma condensed combined balance sheet reflects the 2016 Drop Down as if such transaction closed on December 31, 2015. The unaudited pro forma condensed combined statements of operations reflect the 2016 Drop Down as if such transaction had occurred as of the beginning of the fiscal year presented to the extent the acquired assets and/or entity were in operation during the respective period.
The unaudited pro forma condensed combined balance sheet as of December 31, 2015 and the unaudited pro forma condensed combined statements of operations for the years ended December 31, 2015, 2014 and 2013 were derived from:

•	SMLP's audited consolidated financial statements;

•
the audited combined financial statements of Summit Midstream Utica, LLC, Meadowlark Midstream Company, LLC, Tioga Midstream, LLC and Carve-out Financial Statements of Summit Midstream Partners, LLC as of and for the years ended December 31, 2015 and 2014; and

•
the unaudited historical combined financial statements of Summit Midstream Utica, LLC, Meadowlark Midstream Company, LLC, Tioga Midstream, LLC and Carve-out Financial Statements of Summit Midstream Partners, LLC for the year ended December 31, 2013.

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations were derived (i) from the historical financial statements of SMLP and (ii) by adjusting the historical financial statements of Summit Utica, Meadowlark Midstream, Tioga Midstream and the Carve-out Financial Statements of Summit Midstream Partners, LLC based on currently available information and, therefore, actual adjustments may differ materially from the pro forma adjustments. This unaudited pro forma condensed combined financial information does not present any pro forma effects in the condensed combined statements of operations for the periods prior to Summit Investments' acquisition or its formation of the 2016 Drop Down Assets.

EX 99.2-1

EXHIBIT 99.2

The assets acquired and liabilities assumed by SMLP in the 2016 Drop Down have been reflected at Summit Investments' (i) historical cost of construction or (ii) fair value of the assets and liabilities at acquisition. Descriptions of the adjustments for the 2016 Drop Down are presented in the notes to the unaudited pro forma condensed combined financial information. This unaudited pro forma condensed combined financial information and accompanying notes should be read in conjunction with:

•	SMLP's historical financial statements filed with the Securities and Exchange Commission; and

•	the historical financial statements included in Exhibits 99.1 and 99.3 to this Amendment No. 1 to SMLP's Current Report on Form 8-K.
This unaudited pro forma condensed combined financial information does not:

•	purport to present our financial position or results of operations had the 2016 Drop Down actually been completed as of December 31, 2015 or for the periods indicated;

•	purport to present our financial position or results of operations had SMLP's March 2016 draw of $360.0 million on its revolving credit facility been completed at an earlier date;

•	purport to present our financial position or results of operations had the deferred purchase price obligation been executed at an earlier date;

•	reflect any pro forma income or expense associated with the deferred purchase price obligation;

•
reflect any pro forma amounts for the 1% noncontrolling interest in the 2016 Drop Down Assets retained by Summit Investments because all equity balances and earnings attributable to periods prior to the drop will be attributed to Summit Investments; and

•	reflect the effects of any cost savings or other synergies that may be achieved as a result of the 2016 Drop Down.
Further, this unaudited pro forma condensed combined financial information is:

•	based on assumptions that we believe are reasonable under the circumstances;

•	intended for informational purposes only; and

•	not intended to project our financial position or results of operations for any future date or period.

EX 99.2-2

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
DECEMBER 31, 2015

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	2016 Drop Down Assets	Pro forma adjustments
	(In thousands)
Assets
Current assets:
Cash and cash equivalents	$19,411	$2,382	$360,000	(a)	$21,793
			(360,000)	(b)
Accounts receivable	84,022	5,559	—		89,581
Other current assets	3,210	363	—		3,573
Total current assets	106,643	8,304	—		114,947
Property, plant and equipment, net	1,463,802	348,981	—		1,812,783
Intangible assets, net	438,093	23,217	—		461,310
Goodwill	16,211	—	—		16,211
Investment in equity method investees	—	751,168	—		751,168
Other noncurrent assets	6,552	1,701	(1,701)	(c)	6,552
Total assets	$2,031,301	$1,133,371	$(1,701)		$3,162,971

EX 99.2-3

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
DECEMBER 31, 2015
(continued)

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	2016 Drop Down Assets	Pro forma adjustments
	(In thousands)
Liabilities and Partners' Capital, Membership Interests and Owner's Net Investment
Current liabilities:
Trade accounts payable	$18,971	$21,837	$—		$40,808
Due to affiliate	1,149	—	—		1,149
Deferred revenue	677	—	—		677
Ad valorem taxes payable	9,890	381	—		10,271
Accrued interest	17,483	—	—		17,483
Accrued environmental remediation	—	7,900	—		7,900
Other current liabilities	11,464	1,833	1,177	(b)	14,474
Total current liabilities	59,634	31,951	1,177		92,762
Long-term debt	934,770	332,500	360,000	(a)	1,294,770
			(332,500)	(c)
Deferred purchase price obligation	—	—	507,427	(b)	507,427
Deferred revenue	45,486	—	—		45,486
Noncurrent accrued environmental remediation	—	5,764	—		5,764
Other noncurrent liabilities	7,169	99	—		7,268
Total liabilities	1,047,059	370,314	536,104		1,953,477
Commitments and contingencies

Common limited partner capital	744,977	—	(730)	(b)	884,661
			140,414	(d)
Subordinated limited partner capital	213,631	—	(423)	(b)	294,694
			81,486	(d)
General partner interests	25,634	—	(24)	(b)	30,139
			4,529	(d)
Membership interests and owner's net investment	—	763,057	(763,057)	(d)	—
Total partners' capital, membership interests and owner's net investment	984,242	763,057	(537,805)		1,209,494
Total liabilities and partners' capital, membership interests and owner's net investment	$2,031,301	$1,133,371	$(1,701)		$3,162,971
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EX 99.2-4

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2015

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	2016 Drop Down Assets	Pro forma adjustments
	(In thousands, except per-unit amounts)
Revenues:
Gathering services and related fees	$310,829	$26,990	$—		$337,819
Natural gas, NGLs and condensate sales	42,079	—	—		42,079
Other revenues	18,411	2,248	—		20,659
Total revenues	371,319	29,238	—		400,557
Costs and expenses:
Cost of natural gas and NGLs	31,398	—	—		31,398
Operation and maintenance	87,285	7,701	—		94,986
General and administrative	36,544	8,564	—		45,108
Transaction costs	790	552	—		1,342
Depreciation and amortization	96,189	8,928	—		105,117
Environmental remediation	—	21,800	—		21,800
Gain on asset sales, net	(172)	—	—		(172)
Long-lived asset impairment	9,305	—	—		9,305
Goodwill impairment	248,851	—	—		248,851
Total costs and expenses	510,190	47,545	—		557,735
Other income	2	—	—		2
Interest expense	(48,616)	(10,476)	(7,529)	(a)	(56,145)
			10,476	(e)
Loss before income taxes	(187,485)	(28,783)	2,947		(213,321)
Income tax benefit (expense)	676	(73)	—		603
Loss from equity method investees	—	(6,563)			(6,563)
Net loss	$(186,809)	$(35,419)	$2,947		$(219,281)
Less net income attributable to Summit Investments	5,403		—		5,403
Net loss attributable to SMLP	(192,212)		(32,472)		(224,684)
Less net loss attributable to general partner, including IDRs	3,398		(649)	(f)	2,749
Net loss attributable to limited partners	$(195,610)		$(31,823)		$(227,433)

Loss per common unit – basic and diluted	$(3.20)				$(3.71)
Loss per subordinated unit – basic and diluted	$(2.88)				$(3.35)

Weighted-average common units outstanding – basic and diluted	39,217				39,217
Weighted-average subordinated units outstanding – basic and diluted	24,410				24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EX 99.2-5

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	2016 Drop Down Assets	Pro forma adjustments
	(In thousands, except per-unit amounts)
Revenues:
Gathering services and related fees	$255,211	$12,267	$—		$267,478
Natural gas, NGLs and condensate sales	97,094	—	—		97,094
Other revenues	20,398	2,199	—		22,597
Total revenues	372,703	14,466	—		387,169
Costs and expenses:
Cost of natural gas and NGLs	72,415	—	—		72,415
Operation and maintenance	88,927	5,942	—		94,869
General and administrative	38,269	5,012	—		43,281
Transaction costs	730	2,255	—		2,985
Depreciation and amortization	87,349	3,529	—		90,878
Environmental remediation	—	5,000	—		5,000
Loss on asset sales, net	442	—	—		442
Long-lived asset impairment	5,505	—	—		5,505
Goodwill impairment	54,199	—	—		54,199
Total costs and expenses	347,836	21,738	—		369,574
Other income	1,189	—	—		1,189
Interest expense	(40,159)	(8,427)	(7,335)	(a)	(47,494)
			8,427	(e)
Loss before income taxes	(14,103)	(15,699)	1,092		(28,710)
Income tax expense	(631)	(223)	—		(854)
Loss from equity method investees	—	(16,712)			(16,712)
Net loss	$(14,734)	$(32,634)	$1,092		$(46,276)
Less net income attributable to Summit Investments	9,258		—		9,258
Net loss attributable to SMLP	(23,992)		(31,542)		(55,534)
Less net loss attributable to general partner, including IDRs	3,125		(631)	(f)	2,494
Net loss attributable to limited partners	$(27,117)		$(30,911)		$(58,028)

Earnings per common unit – basic and diluted	$(0.49)				$(1.03)
Earnings per subordinated unit – basic and diluted	$(0.44)				$(0.96)

Weighted-average common units outstanding – basic and diluted	33,311				33,311
Weighted-average subordinated units outstanding – basic and diluted	24,410				24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EX 99.2-6

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	Historical				Summit Midstream Partners, LP pro forma
	Summit Midstream Partners, LP	2016 Drop Down Assets	Pro forma adjustments
	(In thousands, except per-unit amounts)
Revenues:
Gathering services and related fees	$213,979	$2,373	$—		$216,352
Natural gas, NGLs and condensate sales	88,185	—	—		88,185
Other revenues	21,522	101	—		21,623
Total revenues	323,686	2,474	—		326,160
Costs and expenses:
Cost of natural gas and NGLs	68,037	—	—		68,037
Operation and maintenance	77,114	1,061	—		78,175
General and administrative	32,273	4,443	—		36,716
Transaction costs	2,841	—	—		2,841
Depreciation and amortization	70,574	658	—		71,232
Loss on asset sales, net	113	—	—		113
Total costs and expenses	250,952	6,162	—		257,114
Other income	5	—	—		5
Interest expense	(19,173)	(2,141)	(8,847)	(a)	(28,020)
			2,141	(e)
Loss before income taxes	53,566	(5,829)	(6,706)		41,031
Income tax expense	(729)	—	—		(729)
Net income (loss)	$52,837	$(5,829)	$(6,706)		$40,302
Less net income attributable to Summit Investments	9,253		—		9,253
Net income (loss) attributable to SMLP	43,584		(12,535)		31,049
Less net income (loss) attributable to general partner, including IDRs	1,035		(251)	(f)	784
Net income (loss) attributable to limited partners	$42,549		$(12,284)		$30,265

Earnings per common unit – basic and diluted	$0.86				$0.62
Earnings per subordinated unit – basic and diluted	$0.79				$0.55

Weighted-average common units outstanding – basic	26,951				26,951
Weighted-average common units outstanding – diluted	27,101				27,101
Weighted-average subordinated units outstanding – basic and diluted	24,410				24,410
The accompanying notes are an integral part of this unaudited pro forma condensed combined financial information.

EX 99.2-7

EXHIBIT 99.2

SUMMIT MIDSTREAM PARTNERS, LP AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
AS OF DECEMBER 31, 2015 AND FOR THE YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Pro forma adjustments
(a) We borrowed $360.0 million under our revolving credit facility to fund the initial cash payment for the 2016 Drop Down.
The unaudited pro forma condensed combined statement of operations impact for each of the periods presented reflects incremental interest expense on the $360.0 million of related borrowings based on the following rates for the periods included in the respective annual period:

	Borrowing rate	Commitment fee
Attributable to the quarter ended:
December 31, 2015	2.45%	0.375%
September 30, 2015	2.44%	0.375%
June 30, 2015	2.43%	0.375%
March 31, 2015	2.67%	0.500%
December 31, 2014	2.41%	0.375%
September 30, 2014	2.40%	0.375%
June 30, 2014	2.42%	0.375%
March 31, 2014	2.42%	0.375%
December 31, 2013	3.43%	0.500%
September 30, 2013	2.71%	0.500%
June 30, 2013	2.71%	0.500%
March 31, 2013	2.98%	0.500%
The borrowing rate and commitment fee indicated above represent our historical average rates under our revolving credit facility during the respective period and assumes that the interest expense impact of the additional outstanding balance is partially offset by a reduction in the historical commitment fee for the same principal amount for each respective period.
(b) Reflects the total purchase price for SMLP's acquisition of the 2016 Drop Down Assets, calculated as follows (in thousands):

Cash consideration paid to Summit Investments	$360,000
Present value of deferred purchase price obligation	507,427
Direct acquisition costs	1,177
Total 2016 Drop Down Assets purchase price	$868,604
The consideration paid for and recognized by the Partnership for the 2016 Drop Down Assets consisted of (i) a cash payment at closing of $360.0 million funded with borrowings under the Partnership's revolving credit facility and (ii) a deferred payment in 2020 (the “Deferred Purchase Price Obligation”).  The Deferred Purchase Price Obligation will be equal to:

•
six-and-one-half (6.5) multiplied by the average Business Adjusted EBITDA, as defined in the contribution agreement, of the 2016 Drop Down Assets for 2018 and 2019, less the the G&A Adjuster, as defined in the Contribution Agreement;

•	less the $360.0 million initial cash payment;

•	less all capital expenditures incurred for the 2016 Drop Down Assets between March 3, 2016 and December 31, 2019;

•	plus all Business Adjusted EBITDA from the 2016 Drop Down Assets between March 3, 2016 and December 31, 2019, less the the Cumulative G&A Adjuster, as defined in the Contribution Agreement.

EX 99.2-8

EXHIBIT 99.2

We have reflected the present value of the Deferred Purchase Price Obligation as of closing date as a liability on our balance sheet but have not calculated any pro forma effect in the unaudited pro forma condensed combined statement of operations.
Direct acquisition costs have been accrued as of December 31, 2015. The general partner interests allocation of direct acquisition costs was calculated based on a 2% general partner interest. Common and subordinated limited partner capital allocations were calculated based on their respective percentages of total limited partner capital as of December 31, 2015, after giving effect to the general partner interests allocation. Direct acquisition costs have not been given pro forma effect in the unaudited pro forma condensed combined statements of operations.
(c) The Carve-out Financial Statements of Summit Midstream Partners, LLC also include an allocation of long-term debt, the related deferred loan costs and interest expense (including deferred loan cost amortization), which supported the development of the assets acquired from Summit Investments. This long-term debt and the related deferred loan costs were retained by Summit Investments in connection with the 2016 Drop Down. The impact of the distribution to Summit Investments of these allocations is included in (d) below.
(d) Reflects partner's capital contribution by Summit Investments for the excess of consideration paid and recognized by SMLP over the acquired carrying value of the 2016 Drop Down Assets (in thousands):

Summit Investments' membership interests and owner's interest in 2016 Drop Down Assets	$763,057
SMP Holdings' borrowings allocated to 2016 Drop Down Assets and retained by Summit Investments	332,500
SMP Holdings' deferred loan costs allocated to 2016 Drop Down Assets and retained by Summit Investments	(1,701)
		$1,093,856
Present value of deferred purchase price obligation	$507,427
Borrowings under revolving credit facility	360,000
Total consideration paid and recognized by SMLP		867,427
Excess of acquired carrying value of 2016 Drop Down Assets over consideration paid and recognized by SMLP		$226,429

Allocation of contribution:
Common limited partner capital	$140,414
Subordinated limited partner capital	81,486
General partner interests	4,529
Partners' capital allocation		$226,429
The general partner interests allocation was calculated based on a 2% general partner interest in the excess of consideration paid and recognized over acquired carrying value. Common and subordinated limited partner capital allocations were calculated as their respective percentages of total limited partner capital as of December 31, 2015 applied to the balance of the excess of consideration paid and recognized over acquired carrying value after giving effect to the general partner interests allocation.
(e) Represents the derecognition of interest expense that was allocated to and included in the Carve-out Financial Statements of Summit Midstream Partners, LLC on debt retained by Summit Investments. See note (c) for additional information.
(f) Net loss attributable to general partner is calculated based on a 2% general partner interest and assumes no pro forma incentive distribution right impact because there was no change in distributions and no change in units outstanding.

EX 99.2-9